RCM TECHNOLOGIES, INC.
                                             1996 EXECUTIVE STOCK PLAN
                                          Effective Date: August 15, 1996

                                              RCM TECHNOLOGIES, INC.
                                             1996 EXECUTIVE STOCK PLAN
                                                     ARTICLE I
                                                    DEFINITIONS

                  1.1 Affiliate means any corporation which, with the Company, would be included in a "controlled group of corporations" as such term is defined in Section 1563 of the Code.
                  1.2 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option or Right granted or Award made to such Participant.
           1.3 Award means an Award of restricted Common Stock pursuant to the provisions of Section 8.1 hereof.
                  1.4      Board means the Board of Directors of the Company.
       1.5 Code means the Internal Revenue Code of 1986, and any amendments thereto.
                  1.6 Committee means the Compensation Committee appointed by the Board which shall consist solely of two or more "non-employee directors" as defined in Rule 16b- 3(b)(3)(i) of the Exchange Act.
                  1.7      Common Stock means the common stock of the Company.
                  1.8      Company means RCM Technologies, Inc.
     1.9 Disabled means a Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code. "Disability" means the condition which renders the Participant Disabled.
                  1.9

Effective Date means August 15, 1996.
     1.11 Exchange Act means the Securities Exchange Act of 1934, as amended.
     1.12 Fair Market Value as of any day means the average of the highest price and lowest price per share at which the stock is sold on the National Association of Securities Dealers Automated Quotation System on such day or, in the absence of any reported sale on such day, the first preceding day on which there were such sales.
                  1.13 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
                  1.14 Participant means an individual, who satisfies the requirements of Article IV and who is selected by the Committee to receive an Option, Right or Award.
     1.15 Plan means the RCM Technologies, Inc. 1996 Executive Stock Plan.
     1.16 Retirement means the voluntary termination of employment with the Company by a Participant subsequent to the Participant's completion of at least five years of employment with the Company and attainment of age 55, or otherwise with the express consent of the Board.
                  1.17 Right means a stock appreciation right granted under the Plan pursuant to the provisions of Section 7.1 hereof.
ARTICLE II
PURPOSES
The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to key management employees of the Company and its Affiliates and members of the Board of Directors of the Company and its Affiliates an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options, Rights or

Awards under the terms set forth herein. By thus encouraging such individuals to become owners of Company shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. ARTICLE III ADMINISTRATION The Plan shall be administered by the Committee. The Committee (or the Board, in accordance with Section 4.1 below) shall have authority to grant Options and Rights or make Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee (or the Board, as applicable) may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, Right or Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option, Right or Award may be exercised. In addition, the Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of Agreements, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY
                  4.1 General. Any officer or other key management employee of the Company or an Affiliate or member of the Board of Directors of the Company or an Affiliate, shall be eligible to participate in the Plan. The Committee may grant Options, Rights or Awards or any combination thereof to any eligible individual in accordance with such determination as the Committee from time to time in its sole discretion shall make; provided, however, that any such grant to a member of the Committee shall be made by the Board and not by the Committee.
                  4.2 Grants. The Committee (or the Board, as applicable) will designate individuals to whom Options, Rights or Awards are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options, Rights or Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. By way of example and not of limitation, the Agreement evidencing an Option, Right or Award granted under this Plan may include provisions accelerating the term, terminating the Option, Right or Award upon the occurrence of certain events, a requirement that the Common Stock acquired upon the exercise of the Option, Right or Award be held under voting trust agreements and provisions regarding the repurchase or call of such shares at a defined purchase price upon the occurrence of certain events.
ARTICLE V SHARES OF STOCK SUBJECT TO THE PLAN Subject to adjustment pursuant to the provisions of Sections 6.9 and 10.1 hereafter, the number of shares of Common Stock which may be issued and sold or otherwise granted hereunder shall not exceed 750,000 provided, however that in the absence of Board approval no more than 250,000 shares may be subject to Awards of restricted stock hereunder. Such shares may be either authorized or unissued shares or shares issued and thereafter acquired by the Company. If an Option or Right is terminated for any reason other than its exercise, or if restricted stock is repurchased or otherwise re-acquired by the Company, the number of shares of Common Stock allocated to the Option, Right or Award or portion thereof may be reallocated to other Options, Rights or Awards to be granted under this Plan. ARTICLE VI OPTIONS
     6.1 Exercise Price. Unless otherwise provided in the Agreement, the price per share for Common Stock purchased on the exercise of an Option shall be the Fair Market Value of the Common Stock on the date of grant.
                  6.2 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, but in no event shall such period exceed ten (10) years from the date of grant of the Option.
                  6.3 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  During  the  lifetime  of the  Participant  to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
     6.4 Vesting and  Exercise.  Subject to the  provisions  of this Article VI,
Article IX and Article X, Options shall vest and may be exercised by the Participant as determined by the Committee. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares that remain subject to the Option.
          6.5 Vesting Following Termination of Employment, Retirement, Disability, Death or a Change in Control of the Company. Subject to the provisions of this Article VI, Article IX and Article X, and except as may otherwise be provided in the Agreement, the exercise of Options shall be subject to the following limitations and/or conditions:
     (a) Upon the termination of the Participant's employment with the Company or an Affiliate, the vested portion of the Option shall be exercisable only during the ninety day period following the date on which the Participant's employment terminates; provided, however, that if the Company notifies the Participant in writing that the termination of the Participant's employment is for "Cause", then the vested portion of the Option may only be exercised on or before the date that the Participant's employment terminates. Thereafter, all unexercised Options shall be cancelled.
     (b) In the event the Participant ceases to be employed by the Company and its Affiliates on account of the Participant's Retirement, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested) and the Participant may only exercise the Option at any time within one year next following his Retirement, for the number of shares he was entitled to purchase as of the effective date of his Retirement. Thereafter, all unexercised Options shall be cancelled.

If the Participant becomes Disabled during his employment with the Company or an Affiliate, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested), and the Participant may only exercise the Option within one year of the date that he ceased to be employed by the Company and its Affiliates on account of such Disability. Thereafter, all unexercised Options shall be cancelled.
     (d) In the event the Participant dies (i) while employed by the Company or an Affiliate, (ii) following his Retirement and prior to the expiration of the Participant's rights under paragraph (b) of this Section 6.5, or (iii) following his termination of employment on account of Disability and prior to the expiration of the Participant's rights under paragraph (c) of this Section 6.5, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested) and the Option may only be exercised by the Participant's estate, or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution, within one year of the Participant's death or during the remainder of the period in which the Participant could have exercised this Option under paragraph (b) or (c) of this Section 6.5, as applicable, whichever is shorter. Thereafter, all unexercised Options shall be cancelled.
                  6.6 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, cash equivalent or promissory note acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of the exercise) that is not less than such price or part thereof.
                  6.6

     Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to his Option until the Option price is paid in accordance with Section 6.6 hereof and the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting from the exercise of his Option is paid, in such manner as the Committee may provide.
                  6.8 Repurchase of Option Shares. To the extent provided by the
Committee with respect to any Option grant, the Agreement shall provide that upon termination of employment of the Participant by the Company or its Affiliates for any reason other than death, Retirement or Disability as determined by the Committee, if the Company (or its successor or assignee) so elects and notifies the Participant in writing within 90 days of such termination (the "Notice of Repurchase"), all shares of Common Stock acquired by a Participant at any time upon the exercise of an Option and held by the Participant at the time of such termination or at any time thereafter shall be sold by the Participant and repurchased by the Company within 90 days of such Notice of Repurchase for the lower of the price per share which the Participant paid upon acquisition of such shares or the Fair Market Value of such shares as of the effective date of such repurchase, and the Participant shall forthwith surrender and deliver to the Company the legended certificates evidencing such shares.
                  6.9      Adjustment upon Changes in Common Stock.
     (a) Reorganization, Merger or Sale of Assets. If at any time while an Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, subject to the provisions of Section 10.2 hereafter, lawful provision shall be made so that the holder of an Option then outstanding shall upon such reorganization, merger, consolidation, sale or transfer, have the right thereafter by exercising such Option to purchase the kind and number of shares of Common Stock or other securities or property (including cash) otherwise receivable upon such reorganization, merger, consolidation or sale or transfer, by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Option immediately prior to such reorganization, merger, consolidation or sale or transfer. The foregoing provisions of this Subsection 6.9(i) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of an Option. If the per-share consideration payable to the Participant hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Committee. In all events, appropriate adjustment (as determined in good faith by the Committee) shall be made in the application of the provisions of an Option with respect to the rights and interests of the Participant after the transaction, to the end that the provisions of an Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of an Option.
                           (a)

Reclassification.  If the Company, at any time while an Option or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under such Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under such Option immediately prior to such reclassification or other change and the exercise price therefore (if applicable) shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.9.
     (c) Split, Subdivision or Combination of Shares. If the Company at any time while an Option or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under such Option exist, into a different number of securities of the same class, the exercise price (if applicable) and the number of shares issuable upon exercise of such Option shall be proportionately adjusted.
     (d) Adjustments for Dividends in Stock or Other Securities or Property. If while an Option or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under such Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, such Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of such Option and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of such Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by such Option, Right or Award as aforesaid during such period.
ARTICLE VII
RIGHTS
     7.1 Exercise Price. Unless otherwise provided in the Agreement, the price per share for Common Stock associated with each Right shall be the Fair Market Value of the Common Stock on the date of grant.
                  7.2 Maximum Exercise Period. The maximum period in which a Right may be exercised shall be determined by the Committee on the date of grant, but in no event shall such period exceed ten (10) years from the date of grant of the Right.
                  7.3 Nontransferability. Any Right granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  During  the  lifetime  of the  Participant  to whom the  Right is granted, the Right may be exercised only by the Participant. No right or interest of a Participant in any Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
                  7.4 Manner of Exercise. Subject to the provisions of Articles VII and X, a Right may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A Right granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Right could be exercised. A partial exercise of a Right shall not affect the right to exercise the Right from time to time in accordance with this Plan and the applicable Agreement with respect to the option shares that remain subject to the Right.
                  7.5 Appreciation Available. Each Right shall entitle a Participant to the amount of appreciation equal to (i) the excess of the Fair Market Value of a share of Common Stock on the exercise date over (ii) the exercise price of the Right. The total appreciation available to a Participant from any exercise of Rights shall be equal to the number of Rights being exercised, multiplied by the amount of appreciation per Right determined under the preceding sentence.
                  7.6 Payment of Appreciation. In the discretion of the Committee, the total appreciation available to a Participant from an exercise of Rights may be paid to the Participant either in Common Stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under
Section 7.5 above. If paid in Common Stock, the number of shares of Common Stock that shall be issued pursuant to the exercise of Rights shall be determined by dividing the amount of appreciation determined under Section 7.5 above by the Fair Market Value of a share of Common Stock on the exercise date of the Rights; provided, however, that no fractional shares shall be issued upon the exercise of Rights. No such payments of cash or Common Stock shall be made until the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting from the exercise of his Right is paid, in such manner as the Committee may provide.
                  7.7 Rights Tandem To Options. In the discretion of the Committee, Rights may be granted in conjunction with the grant of Options; such Rights may be in tandem with such Options. Unless otherwise provided in the Agreement all such Rights shall be subject to the vesting and exercise limitations applicable to such Options.
                  7.7

     Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to the appreciation being paid in the form of Common Stock pursuant to Section 7.6 above until the withholding and other employment tax obligations referred to therein are satisfied.
ARTICLE VIII
AWARDS
                  8.1 General. Each Award granted hereunder must be granted within ten years from the effective date of the Plan and shall be evidenced by a written Restricted Stock Purchase Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan, including but not limited to the restrictions set forth in Section 8.3 hereof, and which Agreement shall constitute the entire agreement between the Company and the Participant with respect to such Award and the Common Stock subject thereto.
                  No rights of the Participant under an Award or a Restricted Stock Purchase Agreement shall be transferable other than by will or the laws of descent and distribution, and such rights shall be exercisable during the Participant's lifetime only by him.
                  8.2 Stock Purchase Price. The per share purchase price of the Common Stock subject to each Award shall be determined by the Committee on the date of grant, and the aggregate purchase price of the Common Stock must unless otherwise agreed by the Committee be paid in full to the Company at its principal office within thirty (30) days after the date of the Award. Payment for the shares subject to each Award shall be made in cash, or in the discretion of the Committee, cash equivalent or promissory note acceptable to the Committee.
                  8.2

Repurchase of Shares.  Upon termination of employment of the Participant by the Company or its Affiliates for any reason other than death, Retirement or Disability as determined by the Committee, if the Company (or its successor or assignee) so elects and upon delivery of a Notice of Termination within 90 days of such termination, all such shares of Common Stock awarded to the Participant and held as of the date of such termination shall be sold and repurchased by the Company within 90 days of such Notice of Repurchase for the lower of the price per share which the Participant paid upon acquisition of such shares or the Fair Market Value of such shares as of the effective date of such repurchase, and the Participant shall forthwith surrender and deliver to the Company the legended certificates evidencing such shares.
                  8.4  Rights  as  Shareholder.  Subject  to the  provisions  of
Section 8.3 hereof, upon payment by the Participant of the purchase price of restricted Common Stock as set forth in Section 8.2 hereof, and the payment of withholding and other employment tax obligations the Participant shall have all the rights of a shareholder with respect to such shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereof. ARTICLE IX COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES It is intended that the Options, Rights and Awards granted hereunder shall be exempt from Section 16(b) of the Exchange Act. Whenever possible, each provision of this Plan or each Agreement shall be interpreted in such a manner as to cause such Option, Right or Award to be so exempt from Section 16(b) of the Exchange Act. If a provision of this Plan or the Agreement shall cause such Option, Right or Award not to be exempt under
Section 16(b) of the Exchange Act, such provision at the discretion of the Committee shall be deemed ineffective to the extent it shall cause such failure to be exempt without invalidating the remainder of such provision, the Plan or the Agreement. The Options granted hereunder are not
"incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986. No Option or Right shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, no restricted stock exchanged and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or Right is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Right shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, no restricted stock exchanged and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. ARTICLE X GENERAL PROVISIONS
                  10.1     Capital Adjustments.
     (a) The maximum number of shares as to which Options, Rights or Awards may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Options, Rights or Awards shall be adjusted, as the Committee shall determine to be equitably required, in the event that the Company effects one or more stock dividends, stock split-ups or reverse stock splits, recapitalization, combinations, reclassifications, subdivisions, consolidations of shares or like change in the capital structure of the Company. Any determination made under this Article X by the Committee shall be final and conclusive.
     (b) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Options or Rights.
     (c) The Committee may grant Options, Rights or Awards in substitution for stock awards, stock options, stock appreciation rights, or similar awards in connection with a transaction described in Sub-section 10.1(a). Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Option grant shall be as the Committee, in its discretion, determines is appropriate; provided, however, that no such action by the Committee shall deprive any person, without such person's consent, of any rights previously granted pursuant to the Plan.
                  10.2 Termination of Options and Rights. The Committee, in its sole discretion, may terminate all or less than all of the outstanding Options and Rights in the event of the liquidation of the Company or in the event that the Company is party to a corporate transaction described in Section 6.9. In the event of such termination, the Committee shall give each Participant written notice of the termination and a period of fourteen days in which to exercise his Options and Rights, to the extent they are otherwise exercisable. The Committee, in its sole discretion, may accelerate the exercisability of an Option or Right to allow for its exercise during such fourteen day period.
                  10.3 Restrictions on Sale or Other Transfer. Each share of Common Stock purchased pursuant to each Restricted Stock Purchase Agreement or issued upon exercise of an Option or a Right shall be subject to the following restrictions:
     (a) Stock certificates evidencing such shares shall be issued in the sole name of the Participant and delivered to him, and each such certificate shall bear the following legend:
                                    (i)   "THE SHARES OF RCM TECHNOLOGIES, INC.
                                    COMMON STOCK EVIDENCED BY THIS
                                    CERTIFICATE ARE SUBJECT TO REPURCHASE BY
                                    RCM TECHNOLOGIES, INC., AND SUCH SHARES
                                    MAY NOT BE SOLD OR OTHERWISE
                                    TRANSFERRED EXCEPT PURSUANT TO THE
                                    PROVISIONS OF THE RESTRICTED STOCK
                                    PURCHASE AGREEMENT BY AND BETWEEN RCM
                                    TECHNOLOGIES, INC. AND THE REGISTERED
                                    OWNER OF SUCH SHARES."

                                    (ii) "THE SHARES OF RCM  TECHNOLOGIES,  INC.
                                    COMMON STOCK  EVIDENCED BY THIS  CERTIFICATE
                                    HAVE   NOT   BEEN   REGISTERED   UNDER   THE
                                    SECURITIES ACT OF 1933, AS AMENDED,  AND MAY
                                    NOT  BE  SOLD,   TRANSFERRED,   ASSIGNED  OR
                                    HYPOTHECATED  UNLESS  THERE IS AN  EFFECTIVE
                                    REGISTRATION   STATEMENT   UNDER   SUCH  ACT
                                    COVERING SUCH  SECURITIES,  THE SALE IS MADE
                                    IN  ACCORDANCE  WITH  RULE  144 OR RULE  701
                                    UNDER THE ACT,  OR THE  COMPANY  RECEIVES AN
                                    OPINION OF  COUNSEL  FOR THE HOLDER OF THESE
                                    SECURITIES  REASONABLY  SATISFACTORY  TO THE
                                    COMPANY,  STATING THAT SUCH SALE,  TRANSFER,
                                    ASSIGNMENT OR  HYPOTHECATION  IS EXEMPT FROM
                                    THE  REGISTRATION  AND  PROSPECTUS  DELIVERY
                                    REQUIREMENTS OF SUCH ACT."

No such share of Common Stock may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legend provided for in paragraph (a)(i) of this Section 10.3.
                  10.4     Lapse of Restrictions.
     (a) Upon termination of employment of the Participant by the Company or its Affiliates by reason of, but only by reason of, death, Retirement or Disability as determined by the Committee, the lapse of the repurchase provisions of this Plan or any Agreement, and, upon surrender and presentation to the Company of the legended certificates evidencing such shares of Common Stock, the Company shall cause new certificates evidencing such shares to be issued and delivered to the Participant or his legal representative, free from the legends provided for in paragraph (a)(i) of Section 10.3 hereof.
     (b) The foregoing notwithstanding, no stock certificate shall be delivered to the Participant or his legal representative as hereinabove provided unless and until the Participant or his legal representative shall have paid to the Company in cash or otherwise as the Committee may provide the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting form the lapse of such restrictions.
     10.5 Effect on Employment, Etc. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any person at any time with or without assigning a reason therefor.
     10.6 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any

Affiliate, nor shall the Plan preclude the Company or any Affiliate from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.
                  10.7 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligation that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
                  10.8 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
     10.9 Governing Law. This Plan and each Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. ARTICLE XI
AMENDMENT
The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option , Right or Award that is outstanding at the time such amendment is made.

ARTICLE XII
DURATION OF PLAN
No Option, Right or Award may be granted under this Plan after January 1, 2006. Options, Rights and Awards granted before that date shall remain valid in accordance with their terms. ARTICLE XIII EFFECTIVE DATE OF PLAN Options, Rights and Awards may be granted under this Plan upon its adoption by the Board.


Approved and Adopted this 15th day of August, 1996.
                                    RCM TECHNOLOGIES, INC.
                                    BY:_________________________
                                            Executive Officer

                                    Ratified By:

                                    -----------------------------
                                    Woodrow B. Moats, Jr.
                                    Chairman of the Compensation Committee